DISPOSAL OF TJBIO SHANGHAI (Tables)	12 Months Ended
Dec. 31, 2025
Discontinued Operations and Disposal Groups [Abstract]
Summary of Reconciliation Amounts of Major Classes of Loss from Operations and Assets and Liabilities Classified as Discontinued Operations

The following is a reconciliation of the amounts of major classes of loss from operations classified as discontinued operations in the consolidated statements of comprehensive loss for the years ended December 31, 2024 and 2023:

	Year Ended December 31,
	2024	2023
Discontinued Operations:
Revenue	$—	$3,286
Cost of revenues	—	—
Research and development expenses	(12,013)	(93,443)
Administrative expenses	3,331	(36,045)
Interest income	132	1,447
Other income (expenses), net	1,664	(820)
Equity in income (loss) of affiliate	(12)	63
Net loss from discontinued operations	$(6,898)	$(125,512)